EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Natural Health Farm Holdings Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned’s, in the capacities and on the dates indicated below, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tee Chuen Meng
Tee Chuen Meng
President (Principal Executive Officer)
August 14, 2019

/s/Tee Chuen Hau
Tee Chuen Hau
Chief Financial Officer (Principal Accounting Officer)
August 14, 2019